EXHIBIT 10.2

                       HALLMARK FINANCIAL SERVICES, INC.

                             INCENTIVE STOCK OPTION
                                GRANT AGREEMENT


 To: _________________


      You ("Optionee") have been granted an incentive stock option to purchase shares of the Common Stock of Hallmark Financial Services, Inc. (the "Company") as follows:

      Date of Grant:                   _______________________

      Total Number of Shares Optioned: _______________________

      Exercise Price per Share:        $_____

      Exercisability Schedule:

     ===========================  ==================  ================
           Number of Shares        Not Earlier Than    Not Later Than
     ===========================  ==================  ================

     Up to ______ shares

     ---------------------------  ------------------  ----------------

     An additional ______ shares

     ---------------------------  ------------------  ----------------

     An additional ______ shares

     ---------------------------  ------------------  ----------------

     An additional ______ shares

     ===========================  ==================  ================

      The attached Terms and Conditions comprise an integral part of this Incentive Stock Option Grant Agreement, and the option hereby granted is subject to the Terms and Conditions and the 2005 Long Term Incentive Plan of the Company (the "Incentive Plan"). By your signature below, you agree to be bound by the provisions of the Incentive Stock Option Grant Agreement (including the Terms and Conditions) and the Incentive Plan.


                               HALLMARK FINANCIAL SERVICES, INC.


                               Mark E. Schwarz, Chief Executive Officer


                               OPTIONEE

                           TERMS AND CONDITIONS

      The following Terms and Conditions comprise an integral part of the "Incentive Stock Option Grant Agreement" to which these Terms and Conditions are attached.

                             R E C I T A L S
                             - - - - - - - -

 A. Optionee is regularly employed by Hallmark Financial Services, Inc. (the "Company") or one of its subsidiaries in a capacity that has been determined by the Compensation Committee of the Board of Directors of the Company (the "Committee") to comply with the requirements for eligibility to participate in the Company's 2005 Long Term Incentive Plan (hereinafter called the "Incentive Plan"), and the Company desires that Optionee remain in the employment of the Company or one of its subsidiaries and contribute to the growth and success of the Company.

 B. The Committee has determined to grant to Optionee an option in order to encourage Optionee to remain in the employment of the Company or one of its subsidiaries and contribute to the growth and success of the Company by affording Optionee an opportunity to obtain an increased proprietary interest in the Company so as to assure a closer identification between Optionee's interest and the interest of the Company.

 1.        Grant of Option.

           Subject to the terms and conditions of the Incentive Plan, as such plan is now and may be hereafter amended, the Company has granted to Optionee the option to purchase from the Company the number of shares (the "Optioned Shares") of the Common Stock, $.03 par value per share, of the Company (unless otherwise indicated, hereinafter "Common Stock") indicated in the Incentive Stock Option Grant Agreement, at the exercise price and in accordance with the exercisability schedule therein reflected.

 2.        Manner of Exercising Option.

           This option shall be exercised by Optionee only in the State of Texas at the principal office of the Company by:

 (a) Delivering to the Secretary or Assistant Secretary of the Company a written notice specifying the number of Optioned Shares that Optionee then desires to purchase, which written notice shall be in substantially the form attached hereto as Exhibit "A" and shall be signed by Optionee; and

 (b) Tendering the full exercise price of such Optioned Shares (i) in cash (including check, bank draft or money order), (ii) by the delivery of shares of Common Stock of the Company already owned by Optionee, (iii) by a combination of cash and shares of such stock or (iv) otherwise in accordance with the Incentive Plan.

           As soon as practicable after such exercise of this option in whole or in part by Optionee, the Company will deliver to Optionee at the Company's principal office in the State of Texas a certificate or certificates for the number of shares with respect to which this option shall be so exercised, issued in Optionee's name. Each purchase of stock hereunder shall be a separate and divisible transaction and a complete contract in and of itself.

           This option shall not be exercised at any one time as to less than 100 shares of Common Stock (or less than the number of shares of Common Stock as to which this option is then exercisable, if that number is less than 100 shares).

           Notwithstanding any provision to the contrary herein contained, if the Fair Market Value per Share (as defined in the Incentive Plan) exceeds the exercise price of this option per Optioned Share, the Committee, in its sole discretion, may elect, in lieu of delivering all or a portion of the Optioned Shares as to which this option has been exercised, to reimburse Optionee the exercise price tendered and to pay Optionee in cash or in shares of Common Stock, or a combination of cash and Common Stock, an amount having an aggregate value equal to the product of (i) the number of Optioned Shares as to which this option has been exercised times (ii) the excess of
 (A) the Fair Market Value per Share over (B) the exercise price of this option per Optioned Share. Such election by the Committee shall be made by giving written notice to Optionee.

 3. Compliance with Securities and Other Laws. The Company shall not be required to sell or issue Optioned Shares if the issuance thereof would constitute a violation by either Optionee or the Company of any provision of any law or regulation of any governmental authority or any national securities exchange or market system. As a condition of any sale or issuance of Optioned Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings from Optionee as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including, if the Company or its counsel deems it appropriate, representations from Optionee that (s)he is acquiring the Optioned Shares solely for investment and not with a view to distribution and that no distribution of such shares acquired by Optionee will be made unless registered pursuant to applicable federal and state securities laws or, in the opinion of counsel of the Company, such registration is unnecessary.

 4. Early Termination of Option. In the event that Optionee ceases to be an employee of the Company or a subsidiary of the Company, for any reason, this option shall terminate completely as to all Optioned Shares which Optionee was not entitled to purchase at the date of such termination of employment. However, to the extent that this option could have been exercised at the date of termination of employment and Optionee could have purchased Optioned Shares at the date of such termination of employment, giving effect to the exercisability acceleration provisions of Section 6, then this option shall continue with respect to those Optioned Shares that Optionee could have purchased and had not purchased at the date of such termination of employment, to the extent set forth below:

 (a) Discharge for Cause. If Optionee ceases to be an employee of the Company or a subsidiary by reason of the fact that (s)he is discharged for cause (as determined solely and exclusively by the Board of Directors of the Company in its sole discretion), all rights of Optionee to exercise this option shall terminate, lapse and be forfeited at the time of Optionee's termination of employment.

 (b) Total and Permanent Disability. If Optionee ceases to be an employee of the Company or a subsidiary by reason of Optionee's total and permanent disability, Optionee or Optionee's legal guardian, as appropriate, shall have the right up to one (1) year from the date of Optionee's cessation of employment to exercise this option.

 (c) Death. If Optionee dies while an employee of the Company or a subsidiary, the personal representatives, heirs, legatees or distributees of Optionee, as appropriate, shall have the right up to one (1) year from the date of Optionee's death to exercise this option.

 (d) Other Termination of Employment. If Optionee ceases to be an employee of the Company or a subsidiary for any reason other than discharge for cause, total and permanent disability or death, Optionee shall have the right up to three (3) months from the date of Optionee's cessation of employment to exercise this option.

 (e) Notwithstanding the provisions of paragraphs (b), (c) and (d) of this Section 4, this option shall not be exercisable under any condition after the date or dates specified in the Incentive Stock Option Grant Agreement as the latest date or dates on which this option may be exercised.

 (f) For purposes hereof, "total and permanent disability" shall have the meaning set forth in the Company's long-term disability policy.

 5. Nontransferability of Option. This option shall be transferable only to the extent permitted under the Incentive Plan. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this option contrary to the provisions of the Incentive Plan, or the levy of any execution, attachment or similar process upon this option, shall be null and void and without effect.

 6.        Exercisability of Option.

 (a)       This option shall become and be exercisable in accordance with the schedule indicated in the Incentive Stock Option Grant Agreement. The option exercisability schedule will be accelerated in the event the provisions of paragraphs (b), (c) or (d) of this Section 6 apply.

 (b) If Optionee ceases to be an employee of the Company or a subsidiary by reason of death, total and permanent disability (as defined in
 Section 4(f) hereof) or retirement at or after the Company's standard retirement age (as recognized by the Committee from time to time), Optionee or the personal representatives, heirs, legatees or distributees of Optionee, as appropriate, shall have the immediate right to exercise this option as to all the Optioned Shares to the extent not previously exercised.

 (c) If the Company experiences a Change in Control (as defined in the Incentive Plan), Optionee shall have the immediate right to exercise this option as to all the Optioned Shares to the extent not previously exercised.

 (d) The option exercisability schedule may be accelerated by the Committee at any time in its sole discretion.

 7. No Rights of a Stockholder or of Continued Employment. Optionee shall not have any of the rights of a stockholder of the Company with respect to the Optioned Shares except to the extent that one or more certificates for Optioned Shares shall have been delivered to Optionee, or
 (s)he has been determined to be a stockholder of record by the Company's transfer agent, upon due exercise of this option. Further, nothing herein shall confer upon Optionee any right to remain in the employ of the Company or any of its subsidiaries, and nothing herein shall be construed in any manner to terminate Optionee's employment at any time.

 8. Interpretation of this Agreement. The administration of the Incentive Plan has been vested in the Committee, and all questions of interpretation of this option shall be subject to determination by the Committee, which determination shall be final and binding on Optionee.

 9. Option Subject to Incentive Plan. This option is granted subject to the terms and provisions of the Incentive Plan, as such plan is now and may be hereafter subsequently amended, which Incentive Plan is incorporated herein by reference. In case of any conflict between the provisions hereof and the Incentive Plan, the terms and provisions of the Incentive Plan shall be controlling.

                                  EXHIBIT "A"
                                  -----------

                          Notice of Exercise of Option
                          ----------------------------


 I hereby exercise my option to purchase from Hallmark Financial Services, Inc. (the "Company") at Dallas, Texas ____________ shares of its Common Stock in accordance with the Company's 2005 Long Term Incentive Plan, and in accordance with my Incentive Stock Option Grant Agreement dated _______________, 20___, and hereby tender in payment therefor cash and/or Common Stock in the amount of, and/or with an aggregate Fair Market Value per Share (as defined in the 2005 Long Term Incentive Plan) equal to, $_______________, being $_____ per share.


                               (Signature of Optionee)


                               (Printed Name)


                               (Date)